UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

NMS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

On September 12, 2008, Bob Schechter, CEO of NMS Communications Corporation (the “Company” or “NMS”) provided the following e-mail to the Company’s employees in connection with the announcement that the Company and Dialogic Corporation (“Dialogic”) had entered into an Asset Purchase Agreement to sell the NMS Communications Platforms business to Dialogic:

I am pleased to announce that we have entered into a definitive agreement to sell the NMS Communications CP business to Dialogic.  A proxy statement will be filed within the next few weeks seeking the approval of NMS shareholders to complete the transaction. The agreement has been approved by both companies’ boards of directors and is expected to close in the fourth quarter.

As you know, Dialogic today is the result of a series of acquisitions originating with the Eicon networks team that includes the original Dialogic business acquired from Intel a few years ago and more recently Cantata, which had itself acquired Excel switching from Lucent and Brooktrout.  Dialogic is a private company, backed by substantial and committed private equity investors.  As such, they have the scale and global reach, financial resources and a single focus on the enabling technology space – all of which are to the benefit of our business and customers.  They are committed to building a best of breed enabling technology company that includes the best people, products and technology.  Our products, as well as some of our business processes and our people with deep experience and expertise will be an important addition to their business success.

This transaction is the logical next step in the process we began over a year ago – to establish two singularly focused businesses, each with the charter, mission and resources to succeed in its chosen markets.  Our company will now focus all its resources and energies on the business of LiveWire Mobile.  Reflecting this emphasis, we will ask shareholders to approve the change of our company’s name to LiveWire Mobile which after closing will trade under the ticker symbol LVWR.  I’m also very pleased to announce that, following the close, Joel Hughes will take over as CEO of the Company – by then LiveWire Mobile, and will join the board of directors.  Finally, Todd Donahue is expected to replace Herb Shumway as CFO following the closing.

The next couple of months will be eventful and will include major changes and transitions.  One of the challenges I  ask your help with is remaining focused on our customers and business commitments while we navigate through this period of change.  Thank you, as always, for the hard work and creativity you have always brought to doing just that.

We will hold an all hands meeting tomorrow at 9:30 AM EDT in the Framingham cafeteria (call-in details to follow immediately) in order to review this announcement and answer your questions.  Tim Murray, Dialogic COO, will join us during the meeting to present their company and vision and will be available to answer questions as well.

Bob Schechter

NMS Communications

CEO

p: 1.508.271.1200; m: 1.508.904.9124

bobs@nmss.com<mailto:bobs@nmss.com>

Safe Harbor from Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about the impact of the proposed sale of the NMS Communications Platforms business to Dialogic upon NMS’s employees, demand for and performance of our products and growth opportunities, the proposed sale of the NMS Communications Platforms business to Dialogic, the anticipated timing of a special meeting of the stockholders, the proposed management changes, the anticipated election of a new director, the proposed corporate name change and the proposed change of the Nasdaq ticker symbol.  These statements are based on management’s expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders, receipt of required regulatory approvals, closing of the proposed sale within the anticipated timeframe, uncertainty in communications spending, the implementation of NMS’s strategy to focus exclusively on the LiveWire Mobile business, the implementation of NMS’s strategic repositioning and market acceptance of its managed services strategy, quarterly fluctuations in financial results, NMS ‘s ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from NMS’s contract manufacturer and product component vendors and other risks.  These and other risks are detailed from time to time in NMS’s filings with the Securities and Exchange Commission (the “SEC”), including NMS’s annual report on Form 10-K for the year ended December 31, 2007.  In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change.  Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

Important Additional Information Will Be Filed With The SEC

NMS plans to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.  The proxy statement will contain important information about NMS, Dialogic, the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.  Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov<http://www.sec.gov>.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000.

NMS, Dialogic, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters set forth in the proxy statement.  Information regarding NMS’s directors and executive officers and their ownership of NMS shares is contained in NMS’s annual report on Form 10-K for the year ended December 31, 2007 and its proxy statement for NMS’s Annual Meeting of Stockholders which was filed with the SEC on April 22, 2008, and is supplemented by other public filings made, and to be made, with the SEC.  A more complete description will be available in the proxy statement filed in connection with the proposed sale of the NMS Communications Platforms business.  Investors and security holders may obtain additional information regarding the direct and indirect interests of NMS, Dialogic, and their respective directors and executive officers with respect to the proposed sale of the NMS Communications Platforms business by reading the proxy statement and other filings referred to above.